UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 12th Fl

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VRAR	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, The Glimpse Group, Inc. (the “Company”) awarded stock options (the “Options”) to acquire shares of the Company’s common stock (“Common Stock”), subject to the terms and conditions of the respective officer’s stock options agreement, including: (i) an exercise price equal to $7.00 per share of Common Stock; (ii) expiration of the Options on the Tenth (10) anniversary of the Grant Date; (iii) all Options, Initial and Target (each as defined in the Option Agreements), vest over four (4) years commencing on February 15, 2023; (iv) certain Target Options shall vest to each grantee in fixed amounts, based on achieving revenue targets of $30,000,000, $50,000,000, $75,000,000 and $100,000,000 over consecutive four quarter periods in the aggregate over the next 7 years; (v) certain Target Options shall vest to each grantee in fixed amounts, based on achieving fifteen consecutive closing trading priced equal to or above $20, $30, $45 and $60 per share over the next 7 years. The Options are granted in the following amounts and to the respective officers set forth below:

Lyron Bentovim	1,210,000
Maydan Rothblum	770,000
David John Smith	220,000

The Options were granted as incentive options to Mr. Bentovim, Mr. Rothblum and Mr. Smith as both a retention mechanism and to further drive performance and the Company’s growth. The Options were granted pursuant to the Company’s 2016 Equity Incentive Plan, as amended, and were each approved by the Company’s Compensation Committee and Board of Directors.

The foregoing description of the Option Agreement for each Lyron Bentovim, Maydan Rothblum and David John Smith does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Bentovim Option Agreement, Rothblum Option Agreement and Smith Option Agreement, copies of which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, and incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description

10.1	Bentovim Option Agreement, dated February 15, 2023
10.2	Rothblum Option Agreement, dated February 15, 2023
10.3	Smith Option Agreement, dated February 15, 2023
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2023

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer